                                                                  EXHIBIT 10.177

               FORBEARANCE AGREEMENT AND AMENDMENT NO. 5 TO SECOND
                 AMENDED AND RESTATED AND CONSOLIDATED LOAN AND
                               SECURITY AGREEMENT

        This Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") dated as of December 23, 1998 is entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

        A. FINOVA and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from FINOVA to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"), by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"), by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment") and by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment" and together with the Original Loan Agreement, the First Amendment, the Second Amendment and the Third Amendment, collectively the "Loan Agreement").

        B. Borrower has advised FINOVA that Borrower may not have performed each and every term and condition of the Documents, which nonperformance may constitute an Event of Default. Such events of nonperformance (collectively the "Existing Events of Default") may allow FINOVA to exercise its rights under the Loan Agreement. Such events of nonperformance include, without limitation, Borrower's failure to meet the Sales, General and Administrative Expense to Net Sales covenant contained in Section 8.23(d) of the Loan Agreement as amended by the Fourth Amendment.

        C. In the event there exists an Existing Event of Default, Borrower has requested that FINOVA forbear from enforcing its rights and remedies under the Documents with respect thereto. Borrower has also requested that FINOVA lend to Borrower the amount of Five Million Six Hundred Sixty Two Thousand Dollars ($5,662,000) in addition to the amounts already loaned or agreed to be loaned to Borrower under the Documents. FINOVA has agreed to (i) fund a portion of such new loan, in the amount of Three Million Dollar ($3,000,000) (the "Tranche A Loan"), on the terms provided herein, (ii) fund a portion of the new loan, in the amount of Two Million Six Hundred Sixty Two Thousand Dollars ($2,662,000) (the "Tranche B Loan") on the terms provided herein, and (iii) forbear from enforcing its rights and remedies as provided herein.

        D. Borrower has advised FINOVA that Borrower will be paying its debts as they mature in the ordinary course with the proceeds of the Additional Advances.

        Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, FINOVA, Borrower and Guarantor agree as follows:

        1. LOAN AGREEMENT. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning set forth in the Loan Agreement. Provided the conditions precedent described in Section 4 of this Amendment are met to the satisfaction of FINOVA, which satisfaction will be evidenced by FINOVA's execution of this Amendment, the Loan Agreement is hereby further modified as follows:

        1.1 The Loan Agreement is hereby amended by adding to Article I the following definitions:

        "Additional Advance Note": that certain Promissory Note (Additional Advances) of Borrower of even date with the Fifth Amendment, executed and delivered to FINOVA in the amount of Five Million Six Hundred Sixty Two Thousand Dollars ($5,662,000) evidencing the Additional Advances, together with any modifications, amendments, restatements or supplements from time to time made thereto whether now or hereafter existing.

        "Additional Advances": shall have the meaning set forth in the Fifth Amendment.

        "Affiliate": means any Person controlling, controlled by or under common control with Borrower. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, each of the following shall be an
Affiliate: Guarantor, any officer or director of Borrower, any shareholder, member or subsidiary of Borrower, and any other Person with whom or which Borrower has common shareholders, officers or directors. This definition shall be applicable only with respect to Section 3.1 of the Fifth Amendment.

        "Brigantine Inn": shall mean Ramada Vacation Suites on Brigantine Beach located in Brigantine, New Jersey and identified in the Business Plan as "Brigantine Inn".

        "Brigantine Villas": shall mean Ramada Vacation Suites on Brigantine Beach located in Brigantine, New Jersey and identified in the Business Plan as "Brigantine Villas".

        "Business Plan": shall mean that certain Revised Fiscal 1999 Business Plan (New Plan) submitted by Borrower to FINOVA on December 9, 1998.


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

        "Calvada Eye": shall mean that parcel of real property described in the Business Plan as "Calvada Eye."

        "Calvada Land": shall mean all unsold residential Lots as of the date of this Amendment located in Borrower's Calvada Development in Pahrump, Nevada.

        "Calvada Meadows Unit 2 RV Park": shall mean that parcel of real property described in the Business Plan as "Proposed RV Park in Calvada Meadows Unit 2 along Highway 160".

        "Calvada RV Park": shall mean that certain RV Park timeshare project located in Pahrump, Nevada and identified in the Business Plan as "Calvada RV Park".

        "Calvada Unit 2 Raw Land": shall mean that parcel of real property described in the Business Plan as "Raw land bordering Calvada North Unit 2".

        "Calvada North Unit 5": shall mean that parcel of real property described in the Business Plan as "Proposed Calvada North Unit 5 (Kissam)."

        "CNUC/Cottonwood Park": shall mean that certain parcel of real property described in the Business Plan as "Old CNUC/Cottonwood Park area in Valley Unit 6."

        "Colorado Water Rights": shall mean those water rights located in Huerfano County, Colorado and described in the Business Plan as "Colorado Water Rights."

        "Fifth Amendment": shall mean the Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998 among Borrower, Lender and Guarantor.

        "Forbearance Collateral Release Conditions": shall mean the occurrence of all of the following: (i) the principal amount of the Additional Advances and all accrued interest shall have been paid in full, (ii) there shall then exist no Event of Default (including the Existing Events of Default) or Incipient Default and (iii) Borrower has been in compliance, in all material respects, with the Business Plan for the months of March 1999, April 1999, May 1999 and June 1999.

        "Former STP Site": shall mean that parcel of real property described in the Business Plan as "Former STP Site below Comstock Park."

        "Golf Courses": shall mean that certain golf course development described in the Business Plan as "Golf Courses."

        "Incipient Default": shall mean an act or event which with notice, passage of time or both would constitute an Event of Default.


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

        "NWC Highway 160 Calvada": shall mean that parcel of real property described in the Business Plan as "Northwest corner of Highway 160 and Calvada Boulevard."

        "Stock Pledge Agreement": shall have the meaning set forth in Section 4.2(b) of the Fifth Amendment.

        "SWC Highway 160 Calvada": shall mean that parcel of real property described in the Business Plan as "Southwest corner of Highway 160 and Calvada Boulevard."

        "RV Park Remainder": shall mean that parcel of real property described in the Business Plan as "Remainder parcel of existing RV Park."

        "White Sands": shall mean that certain time share project known as Ramada Vacation Suites at White Sands located in Honolulu, Hawaii.

        1.2. The definition of the following term in Article I of the Loan Agreement, including, to the extent applicable, the First Amendment, Second Amendment, Third Amendment and Fourth Amendment is hereby amended and restated in its entirety to read as follows:

        "Receivables Loan": shall mean that portion of the Loan not to exceed Seventy Five Million Dollars ($75,000,000), less the aggregate outstanding principal balance of (a) all Advances made under the Mortgage Loan Facility, (b) the Aloha Bay Note, (c) the Office Note, (d) the Biloxi Note and (e) the Additional Advance Note.

        1.3 The provisions of Paragraph 2.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

        "2.1 The Loan. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make a Loan to Borrower in the amounts and for the purposes hereinafter described. The Loan shall be constituted of the Receivables Loan, the Mortgage Loan Facility, a One Million Seven Thousand One Hundred Dollars ($1,007,100) nonrevolving mortgage loan made with respect to Aloha Bay (the "Aloha Bay Loan"), a Six Million Five Hundred Eighty Three Thousand Four Hundred Six and 43/100 Dollar ($6,583,406.43) nonrevolving mortgage loan previously made with respect to the Headquarters Building and the FCFC Property (the "Office Loan"), a One Million One Hundred Seventy Three Thousand Seven Hundred Fifty Dollar ($1,173,750) nonrevolving mortgage loan previously made with respect to the Biloxi Property and the Additional Advances."


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

        1.4 The provisions of Paragraph 2.2 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

        "2.2 Receivables Loan. Upon Borrower's request, subject to the conditions precedent stated in ARTICLE V hereof and elsewhere in this Agreement, Lender hereby agrees that the Receivables Loan will be disbursed to Borrower, from time to time, in periodic advances, but in no event after the Receivables Borrowing Term has expired, in amounts not to exceed those determined by subtracting (a) the difference between the unpaid principal balance outstanding under the Loan at the time of each Advance over the outstanding principal balance of the aggregate of (i) Advances made under the Mortgage Loan Facility,
(ii) the Aloha Bay Loan, (iii) the Office Loan, (iv) the Additional Advances and
(v) the Biloxi Note from (b) the Borrowing Base, determined as of the date thereof after giving effect to all Eligible Receivables then assigned to (and not reassigned by) Lender; provided, however, that the outstanding principal amount of the Loan shall not exceed at any time the Maximum Loan Amount, and; provided, further, that the principal amount of any and all indebtedness of Borrower to Lender which is secured by Receivables Collateral encumbering Lots shall not exceed Thirty Five Million Dollars ($35,000,000)."

        1.5 The provisions of Section 2.3.7.5 of the Loan Agreement are hereby amended to provide that the entire remaining balance of the Towers Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on June 30, 1999.

        1.6 The provisions of Paragraph 2.6 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

        "2.6 All Advances of the Loan, whether made under the Receivables Loan and evidenced by the Receivables Note, or made under the Mortgage Loan Facility and evidenced by a Project Note, or made under the Aloha Bay Loan and evidenced by the Aloha Bay Note or made under the Office Loan and evidenced by the Office Note, and made with respect to the Biloxi Property and evidenced further by the Biloxi Note or made under the Fifth Amendment and evidenced by the Additional Advance Note shall be deemed to be a single Loan."

        1.7 Paragraph 8.13.(c) of the Loan Agreement is hereby modified to require that interim financial statements for the Borrower and the Guarantor be supplied to FINOVA on a monthly basis, rather than a quarterly basis, within thirty (30) days following the end of each calendar month.

        1.8 The Office Note is hereby amended to require the payment of interest only commencing with the payment due on January 1, 1999 and continuing for each subsequent payment due thereafter through and including the payment due June 1, 1999. Commencing on July 1, 1999 and on the first day of each month thereafter, the Office Note shall be paid in installments of principal and interest as more fully set forth in the Office Note.


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

Such deferred principal payments shall continue to accrue interest at the rate set forth in the Office Note and shall be payable on the Maturity Date (as that term is defined in the Office Note) unless the balance of the Office Note is previously accelerated pursuant to the provisions thereof.

        1.9 Paragraph (e) of Exhibit "I-C" of the Loan Agreement (i.e. Conditions of Eligible Receivables) shall be amended and restated in its entirety to read as follows:

        As of the time the original Advance against such Instrument or Contract is made, no payment is more than twenty-nine (29) days overdue or has been deferred.

        2. ADDITIONAL ADVANCES.

        2.1 FINOVA is willing to make the Tranche A Loan and the Tranche B Loan (collectively, the "Additional Advances") to Borrower on the terms and conditions provided herein. The proceeds of the Additional Advances shall be used solely for the payment of existing accounts payable and employees salaries and commissions in the ordinary course of business and for the purposes set forth in the Business Plan. The Documents are hereby modified as follows to provide for the Additional Advances. The Additional Advances shall reduce, dollar for dollar, the amount of borrowing availability under the Mortgage Loan Facility. In no event shall the outstanding principal balance of the Additional Advances and the outstanding principal balance of the Mortgage Loan Facility exceed, at any time, the sum of Fifteen Million Dollars ($15,000,000) and in the event such limitation is exceeded, Borrower shall immediately make a payment to FINOVA in an amount equal to such excess together with interest thereon. No prepayment premium shall be payable in connection with the payment of such excess. The Additional Advances are nonrevolving in nature.

        2.2 The Tranche A Loan shall be advanced to Borrower in no more than two
(2) Advances, on or before December 31, 1998. FINOVA's obligation to make any Advances of the Tranche A Loan are conditioned upon the satisfaction of both the General Conditions (as hereinafter defined) and the Conditions Precedent (as hereinafter defined). FINOVA shall have no obligation to make any Advance of the Tranche B Loan after January 31, 1999 and there shall be no more than two (2) Advances of the Tranche B Loan proceeds in any one (1) calendar month. FINOVA's obligation to make any Advances of the Tranche B Loan shall be subject to the continued satisfaction of the General Conditions and to the satisfaction of the Conditions Subsequent (as hereinafter defined). Subject to the foregoing conditions, Additional Advances shall be advanced to Borrower pursuant to the Request for Advance and Certification in the form attached hereto as Exhibit 2.2.


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

        3. ASSIGNMENT OF SALES PROCEEDS.

        3.1 As additional security for the payment and Performance of all the Obligations, Borrower hereby grants, transfers and assigns to FINOVA a Security Interest in and to the Excess Proceeds Collateral. FINOVA's Security Interest in the Excess Proceeds Collateral shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan (including without limitation the Additional Advances) and the Performance of all Obligations throughout the Term of the Loan. For purposes hereof, the term "Excess Proceeds Collateral" shall mean (a) ten percent (10%) of the gross sales price arising from the sale of a Unit in each of Project (Towers), Project (Villas) and White Sands and (b) all proceeds received by Borrower or any Affiliates of Borrower arising from a sale of each of (i) CNUC/Cottonwood Park,
(ii) NWC Highway 160 Calvada, (iii) SWC Highway 160 Calvada, (iv) RV Park Remainder, (v) Calvada Eye, (vi) Calvada North Unit 5, and (vii) Golf Courses, net, in each instance, in the case of this clause (b), of the sum of an amount no greater than the following release price, reasonable brokerage commissions and closing costs:

       Property                          Lien Holder               Release Price
       --------                          -----------               -------------
CNUC/Cottonwood Park              Textron Financial Corp.          $1,962,500.00
NWC Highway 160 Calvada           Textron Financial Corp.          $  392,500.00
SWC Highway 160 Calvada           Textron Financial Corp.          $  390,000.00
RV Park Remainder                 Textron Financial Corp.          $1,525,000.00
Calvada Eye                       Textron Financial Corp.          $1,880,000.00
Calvada North Unit 5                   William Kissam              $  100,000.00
Golf Courses                             BancBoston                $  750,000.00

Excess Proceeds Collateral shall be paid to FINOVA immediately upon the closing of the sale of the applicable property. Borrower represents and warrants to FINOVA that the only persons holding liens against the properties in the columnar list above are as set forth above (together with real property taxes and assessments not yet due and payable) and that the above referenced lienholders will release their respective liens on the applicable parcel of property upon receipt of an amount no greater than the release price set forth above. Borrower covenants and agrees that prior to the occurrence of the Forbearance Collateral Release Conditions, Borrower will not further encumber the aforementioned properties. Borrower covenants and agrees to sell the aforementioned properties solely for terms which require payment to Borrower of the entire purchase price in cash. Furthermore, without the prior written consent of FINOVA, Borrower shall not sell any of the aforementioned properties or any of the other assets set forth in the Business Plan for an amount less than eighty percent (80%) of the "Asking Price" as set forth the Business Plan.

        3.2 In the event any of the aforementioned lienholder's liens are satisfied prior to satisfaction of the Forbearance Collateral Release Conditions, Borrower agrees to grant to FINOVA a first mortgage or deed of trust lien on those properties which were previously encumbered by such lien, pursuant to a deed of trust or mortgage acceptable to


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

FINOVA, subject only to such matters as are acceptable to FINOVA, as additional security for the payment and Performance of the Obligations. Concurrently therewith, Borrower shall obtain a lender's policy of title insurance from a title insurance underwriter acceptable to FINOVA with respect to such mortgages or deeds of trust, in the amount of the Additional Advance Note and in form and substance and with such endorsements as are acceptable to FINOVA (or any irrevocable commitment issue such policy) all at the sole cost and expense of the Borrower. Such deeds of trust or mortgages shall be accompanied by an Environmental Certificate with Representations, Covenants and Warranties in a form acceptable to FINOVA with respect to the property encumbered by such mortgage or deed of trust. The security interest granted to FINOVA pursuant to the aforementioned mortgages or deeds of trust shall be absolute, continuing and applicable to all existing and future Advances and secure the repayment of the Loan (including without limitation the Additional Advances) and the Performance of all Obligations throughout the Term of the Loan.

        4. CONDITIONS PRECEDENT: FINOVA's obligations under this Amendment are subject to the satisfaction of the General Conditions, the Conditions Precedent and the Conditions Subsequent, as defined below:

        4.1 The General Conditions are as follows:

        (a) There shall exist no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default.

        (b) This Amendment shall have been fully signed by Borrower and Guarantor.

        (c) Borrower shall have executed the Additional Advance Note and delivered the same to FINOVA.

        (d) Borrower shall have paid to FINOVA the full Additional Advance Fee, as defined below:

        (e) There shall have occurred no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to FINOVA.

        (f) FINOVA has received:

                (i) Current updates of the opinion letters received by FINOVA in connection with the Loan Agreement.

                (ii) Such resolutions and authorizations and such other documents as FINOVA may require relating to the existence and good standing of Borrower and


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

        Guarantor, and the authority of any person executing this Amendment and other documents on behalf of Borrower and Guarantor.

                (iii) Evidence that Borrower has good and marketable title to the collateral pledged to FINOVA pursuant to this Amendment and that there are no other financing statements, liens, claims or encumbrances against Borrower or the property of Borrower except those that have been disclosed to FINOVA and are otherwise approved by FINOVA.

                (iv) Such other documents or instruments as required by FINOVA so as to fully perfect the liens and security interest of FINOVA granted hereunder.

        (g) Neither Borrower nor Guarantor shall have failed to disclose to FINOVA any material information and no material information supplied by Borrower or Guarantor shall be found to be misleading, misrepresented or incorrect in any material respect.

        (h) All representations and warranties by Borrower and Guarantor shall remain true and correct, in all material respects, and all agreements of Borrower and Guarantor that are to have been performed or complied with at such time shall have been performed or complied with.

        (i) Borrower shall have reimbursed FINOVA for all of FINOVA's out-of-pocket costs and expenses including, without limitation, attorneys', engineers' and other consultants' fees and costs, incurred in connection with the documentation and closing of this Amendment.

        (j) Borrower shall have obtained such public liability, casualty and other insurance policies as FINOVA may require, written by insurers and in an amount and form satisfactory to FINOVA.

        (k) Borrower shall have executed and delivered to FINOVA such UCC financing statements and amendments as FINOVA deems necessary and appropriate.

        4.2 The Conditions Precedent are as follows:

        (a) Guarantor shall have granted to FINOVA a warrant to purchase One Hundred Fifty Thousand (150,000) shares of common stock of Guarantor pursuant to the form of agreement attached hereto as Exhibit 4.2(a).

        (b) Borrower shall have pledged to FINOVA as additional security for the payment and Performance of the Obligations, one hundred percent (100%) of the issued and outstanding stock of Central Nevada Utilities Company, a Nevada corporation ("CNUC") pursuant to a Stock Pledge Agreement in form and substance satisfactory to FINOVA (the


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

"Stock Pledge Agreement") and in connection therewith shall have delivered to FINOVA satisfactory opinions of counsel with respect to such pledge together with the original share certificates representing such ownership interest which shall have been endorsed to FINOVA "in blank" pursuant to an assignment apart from certificate. Such opinion of counsel shall indicate that no public utility commission approval is required in order for Borrower to pledge the shares of stock of CNUC as set forth above or in order for CNUC to grant to FINOVA the liens and security interests contemplated pursuant to Section 4.3(d) hereof and that public utility commission approval is only required in the event FINOVA desires to realize upon the aforementioned stock pledge from Borrower or the aforementioned assignments and security interest from CNUC. The security interest granted to FINOVA pursuant to the Stock Pledge Agreement shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan (including without limitation the Additional Advances) and the Performance of all Obligations throughout the term of the Loan.

        4.3 The Conditions Subsequent are as follows:

        (a) Borrower has executed and recorded with the appropriate county recorders office a Notice of Assignment of Proceeds, in a form acceptable to FINOVA, against each of (i) the CNUC/Cottonwood Park, (ii) NWC Highway 160 Calvada, (iii) SWC Highway 160 Calvada, (iv) RV Park Remainder, (v) Calvada Eye,
(vi) Calvada North Unit 5, (vii) Golf Courses, (viii) Project (Towers), (ix) Project (Villas) and (x) White Sands so as to place of public record Borrower's agreement with respect to such properties as more fully set forth in Section 3.1 hereof.

        (b) Borrower shall have granted to FINOVA, as additional security for the payment and Performance of the Obligations, a first deed of trust or mortgage lien, pursuant to a deed of trust or mortgage acceptable to FINOVA, and shall have delivered to FINOVA an Environmental Certificate and Indemnity and (subject to the provisions of Section 4.4 hereof) ALTA certified survey, in a form acceptable to FINOVA, on each of (i) Calvada Meadows Unit 2 RV Park, (ii) Calvada Unit 2 Raw Land, (iii) Former STP Site, (iv) Colorado Water Rights, (v) the unsold Units within Fountains, (vi) the unsold Units within Project (Terraces Phase 1), (vii) the unsold Units within Project (Terraces - Phase 2),
(viii) the unsold Units within Winnick, (ix) the unsold Units within Brigantine Inn, (x) the unsold Units within Brigantine Villas, (xi) the unsold Units within Project (Reno), (xii) the unsold Lots and other land within Calvada RV Park and
(xiii) the unsold Lots and other land within Calvada Land, subject, in each instance, to such exceptions to title as are acceptable to FINOVA. The security interest granted to FINOVA pursuant to the aforementioned deeds of trust and mortgages shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan (including without limitation the Additional Advances) and the Performance of all Obligations throughout the Term of the Loan.


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

        (c) FINOVA shall have obtained a lender's policy of title insurance from a title insurance underwriter acceptable to FINOVA with respect to each of the mortgages and deeds of trust referenced in the immediately previous section (other than with respect to the mortgage or deed of trust encumbering the Colorado Water Rights) in the amount of the Additional Advance Note and in form and substance and with such endorsement as are acceptable to FINOVA (or an irrevocable commitment to issue such policy), all at the sole cost and expense of Borrower.

        (d) Borrower and Guarantor shall have caused CNUC to have assigned to FINOVA as additional security for the payment and Performance of the Obligations, all proceeds (net of reasonable closing costs) received from the sale of any assets of CNUC and shall have caused CNUC to have executed and recorded against the real property owned by CNUC a Notice of Assignment of Proceeds, all in form and substance satisfactory to FINOVA. In the alternative, Borrower and Guarantor shall have caused CNUC to have granted to FINOVA a first priority lien on and security interest in all of the assets of CNUC as security for the payment and Performance of the Obligations, pursuant to documents and instruments acceptable to FINOVA. In connection therewith, Borrower and Guarantor shall have caused CNUC to deliver to FINOVA mortgages, deeds of trust, security agreements, financing statements, environmental certificates, (subject to the provisions of Section 4.4 hereof) surveys and opinions of counsel, acceptable to FINOVA with regard to such security interest. The aforementioned assignment and security granted to FINOVA by CNUC shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan (including without limitation the Additional Advances) and the Performance of all Obligations throughout the term of the Loan. Borrower covenants and agrees that if any assets of CNUC are sold, such assets shall be sold solely under terms which require the payment to CNUC of the entire purchase price in cash.

        (e) Guarantor shall have granted to FINOVA a warrant, in the form of the attached Exhibit 4.3(e), to purchase the number of shares of common stock of Guarantor calculated pursuant to the formula set forth below, rounded to the next whole share. If the Tranche B Loan proceeds are advanced to Borrower in more than one (1) installment, such Advances shall be conditioned upon Guarantor granting to FINOVA an additional warrant in the form of attached Exhibit 4.3(e) to purchase additional shares of common stock of Guarantor calculated pursuant to the formula set forth below, rounded to the next whole share, in addition to the satisfaction of all other conditions precedent to the making of such Advance.

                            [350,000  x      A    ]   less B
                                        ---------
                                        2,662,000

Where:

A = Total aggregate advances of the Tranche B Loan proceeds made to Borrower

B = Number of warrants previously issued to FINOVA as a result of a prior advance of Tranche B Loan proceeds


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

        4.4 Even if no portion of the Tranche B Loan proceeds are borrowed by Borrower, Borrower shall cause each of the Conditions Subsequent to be satisfied, to FINOVA's satisfaction, no later than January 29, 1999, other than the Condition Subsequent set forth in Section 4.3(e) above which shall be satisfied only concurrently with advances of the Tranche B Loan proceeds and other than the Condition Subsequent set forth in Sections 4.3(a) which shall be satisfied no later than January 15, 1999 and except to the extent set forth below with regard to title insurance policies or commitments. Lender shall be entitled to the additional warrants set forth in Section 4.3 (e) above upon any advance of the Tranche B Loan proceeds, regardless of the unpaid balance of the Tranche A Loan and even if the Tranche A Loan has a zero balance. In the event Borrower obtains an agreement from its title insurer to delete the survey exception from a particular lender's policy of title insurance required to be obtained under this Amendment, FINOVA will waive the requirement that a survey be obtained as to the property which is the subject matter of such insurance policy. In the event Borrower is unable to obtain a waiver of the survey exception with regard to a particular parcel of property, then a survey shall be required as to such property as outlined above. In the event Borrower is unable to obtain a particular title policy (or irrevocable title commitment) which is a Condition Subsequent, by January 29, 1999, solely because of the fact that a survey was required and has not yet been obtained, despite Borrower's best efforts, such Condition Subsequent shall be satisfied no later than February 26, 1999.

        5. APPLICATION OF PROCEEDS. In the absence of an Incipient Default or an Event of Default (excluding Existing Events of Default), Excess Proceeds Collateral, Project Release Fees and other release fees payable pursuant to
Section 6 hereof, proceeds derived from the Stock Pledge Agreement, proceeds from the assignments and security interests granted by CNUC pursuant to Section 4.3(d) hereof and proceeds from the sale of the real properties which are subject to the deeds of trust or mortgage interests described in Sections 3.2 and 4.3(b) hereof, shall be applied first against fees, costs and expenses due to FINOVA and then against the unpaid principal balance of the Additional Advance Note and accrued interest. Thereafter any such proceeds shall be made available to Borrower for working capital purposes to be used strictly in accordance with the Business Plan. However, if there exists an Incipient Default or an Event of Default (in addition to the Existing Events of Default) at the time such proceeds are available, such proceeds shall be applied against the Obligations in such order and manner as FINOVA shall deem appropriate.

        6. PROJECT RELEASE FEES. The Project Release Fees with respect to each of Fountains, Project (Terraces - Phase 1), Project (Terraces - Phase 2), Winnick, Project (Reno), Brigantine Inn, Brigantine Villas, Calvada RV Park and Calvada Land shall equal ten percent (10%) of the gross sales price of a Lot or Unit sold with such Project. Such Units or Lots shall be released from FINOVA's lien upon satisfaction of the Release Conditions. The Project Release Fees shall be paid to FINOVA concurrently with the closing of such sale. Project Release Fees and the release fees payable pursuant to the following sentence shall be applied in the manner set forth in Section 5. FINOVA agrees to release its lien on the stock of CNUC granted pursuant to the Stock Pledge Agreement together with the assignment of sales proceeds and other security interests granted by CNUC pursuant to Section 4.3(d) provided that (i) FINOVA has received a release fee in an amount equal to the greater of Two Million Dollars ($2,000,000) or the then unpaid principal balance of the Tranche A Loan, together with interest on such payment at the rate set forth in the Additional Advance Note, (ii) there shall exist no Incipient Default or Event of Default (excluding the Existing Events of Default) and (iii) each of the Conditions Subsequent shall have been satisfied with the exception of the Condition Subsequent contained in Section 4.3(e) hereof which is to be satisfied only in connection with advances of the Tranche B Loan proceeds.

        7. RELEASE OF FORBEARANCE COLLATERAL. FINOVA agrees to release and reconvey to Borrower, without warranty or representation, the assignments of sales proceeds and other liens granted pursuant to Sections 3 and 4.3(d) hereof, FINOVA's lien on the stock of CNUC as evidenced by the Stock Pledge Agreement and FINOVA's mortgage and deed of trust liens granted pursuant to Sections 3.2 and 4.3(b) hereof, upon and on the condition that all of the Forbearance Collateral Release Conditions have been satisfied. No release or satisfaction of any security interest granted to FINOVA shall impair or affect FINOVA's remaining security interest or any term or provision of the Loan Agreement.

        8. EARLY RELEASE OF COLLATERAL. Notwithstanding any contrary provisions contained in the Documents, FINOVA shall not have the obligation of releasing its lien on any collateral pledged to FINOVA pursuant to the Documents, including this Amendment (other than the periodic release of Units and Lots upon a sale thereof pursuant to the provisions of the Documents as amended by this Amendment and other than as specifically provided in this Amendment ) until the later to occur of (i) the full satisfaction of the Forbearance Collateral Release Conditions or (ii) the full satisfaction of the events set forth in the particular Document that are conditions precedent to such collateral release. Prior to the full satisfaction of the Forbearance Collateral Release Conditions, any amount received by Borrower resulting from the sale of the Headquarters Building or the FCFC Property, in excess of the amounts set forth in paragraphs
3.10 and 3.11 of the Loan Agreement, shall be applied against the outstanding principal balance of the Additional Advance Note.

        9. MINIMUM SALES PRICE. FINOVA agrees to release the deeds of trust or mortgages contemplated pursuant to Sections 3.2, 4.3(b) and 4.3(d) hereof upon a sale of the real property encumbering such mortgages or deeds of trust provided that there does not then exist an Event of Default or Incipient Default (other than the Existing Events of Default) and such properties are sold solely for cash at a purchase price acceptable to FINOVA. FINOVA agrees that a purchase price of no less than eighty percent (80%) of the "Asking Price" for such property as set forth in the Business Plan is an acceptable purchase price. Proceeds from such sales less reasonable closing costs shall be applied as set forth in Section 5 hereof.

        10. READVANCE FEE. In consideration of FINOVA's covenants, agreements and promises under this Amendment, Borrower shall pay to FINOVA at the time of the first Advance made pursuant to this Amendment a fee in the amount of Fifty Six Thousand Six

Hundred Twenty Dollars ($56,620) (the "Additional Advance Fee") which may be withheld from the proceeds of the Advance made pursuant to this Amendment.

        11. REPRESENTATIONS, WARRANTIES AND COVENANTS.

        11.1 For all purposes under the Loan Agreement, the Additional Advances shall be deemed a "transaction made pursuant to this Agreement," as contemplated in Section 8.1 of the Loan Agreement, except that for purposes of the representations, covenants and warranties under Article VIII thereof, the current status of all litigation matters affecting the Borrower and Guarantor is as set forth on the attached Exhibit 11.1 and the current financial condition (including, without limitation, compliance with financial covenants) of the Borrower and Guarantor is reflected on the most recent financial statements delivered by Borrower and Guarantor to FINOVA prior to the date hereof.

        11.2 Guarantor represents and warrants that all financial information and other documents provided to FINOVA by Guarantor in connection with this Amendment are true, complete and correct as of the date provided and the date hereof. Borrower represents and warrants that all financial information and other documents provided to FINOVA by Borrower in connection with this Amendment are true, complete and correct as of the date provided and the date hereof.

        11.3 Borrower represents and warrants that the assets of CNUC are unencumbered other than liens for real property taxes and assessments not yet due and payable (and Borrower hereby covenants with FINOVA to cause such assets to remain unencumbered at all times while the Stock Pledge Agreement is in effect other than any liens granted in favor of FINOVA) and further represents and warrants that CNUC owes no indebtedness other than usual customary trade debt incurred in the ordinary course of its business (and Borrower hereby covenants with FINOVA that Borrower will cause CNUC to incur no other indebtedness while the Stock Pledge Agreement is in effect).

        11.4 On or before January 29, 1999, the Loan Agreement shall be further amended in order to incorporate within its terms financial covenants acceptable to FINOVA and consistent with the Business Plan.

        11.5 Promptly following request by FINOVA, Borrower will give FINOVA an update concerning the progress being made by Borrower in complying with the Business Plan.

        12. GUARANTOR CONSENT. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment, the Additional Advance Note, the Stock Pledge Agreement, any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment, the Additional Advance Note, the Stock Pledge Agreement, any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

        13. FORBEARANCE BY FINOVA.

        13.1 Subject to the conditions set forth in this Amendment and the termination provisions of the following paragraph, during the period from the date this Amendment is fully executed and delivered by FINOVA, Borrower, and Guarantor to and including June 30, 1999 ("End Date") FINOVA shall forbear from exercising FINOVA's remedies under the Documents by reason of the Existing Events of Default described herein and during the period of forbearance, FINOVA shall make Advances of the Receivables Loan and Additional Advances, under the conditions set forth in the Loan Agreement and this Amendment and shall partially release Units and Lots from FINOVA's Security Interest, as more fully provided in the Documents and in this Amendment without requiring that the Existing Events of Default described herein be cured as a condition precedent to making any such Advances or to such partial releases. FINOVA is not however waiving such Existing Events of Default. During such period of forbearance, Borrower may operate its business in the ordinary course. However, during such period of forbearance, Borrower shall be prohibited from taking any of the following actions; (i) the repayment of indebtedness required to be subordinated, (ii) the making of distributions or loans to its shareholders other than to the extent contemplated in the tax sharing arrangement between Borrower and Guarantor, (iii) the payment of directors' fees, (iv) the payment of officers' salaries other than in accordance with previous practice or (v) the operation of its business other than in material accordance with the Business Plan. So long as Borrower is in compliance with this Amendment and the other Documents and FINOVA's forbearance as set forth above remains in effect, the Existing Events of Default shall not be deemed Events of Default.

        13.2 FINOVA's agreement to so forbear and to make Advances under the Loan Agreement or this Amendment shall automatically terminate, without further act or instrument, upon the occurrence of any of the following events:

        (a) Borrower or Guarantor repudiates or asserts a defense to any obligation or liability under the Documents or makes or pursues a claim against FINOVA;

        (b) Borrower fails to timely perform any of its obligations (other than the Existing Events of Default) set forth in the Documents (after giving effect to the then applicable provisions of this Amendment), including, without limitation, this Amendment;

        (c) Borrower or Guarantor makes an assignment for the benefit of creditors, or generally admits its inability to pay its obligations as they come due or files a petition in bankruptcy or an involuntary petition in bankruptcy is filed naming either Borrower or Guarantor as debtors; or

        (d) FINOVA hereafter becomes aware of (i) any fact or circumstance that FINOVA believes in good faith is reasonably likely to impair FINOVA's security or (ii) any Incipient Defaults (other than those described in this Amendment) or Event of Default under the Documents after giving effect to the then applicable provisions of this Amendment and other than Existing Events of Default, whether now or existing or hereafter occurring, which would give rise to a right by FINOVA to exercise any rights or remedies under the Documents.

        14. PROTECTIONS AFFORDED TO FINOVA.

        14.1 This Amendment is intended to be a further accommodation by FINOVA to Borrower. In consideration of all such accommodations, AND ACKNOWLEDGING THAT FINOVA WILL BE SPECIFICALLY RELYING ON THE FOLLOWING AGREEMENT AS A MATERIAL INDUCEMENT IN ENTERING INTO THIS AMENDMENT AND IN MAKING THE TRANCHE A LOAN AND TRANCHE B LOAN PROVIDED HEREIN, so that FINOVA will not be further delayed for an additional period of time under any circumstances, effective immediately upon
(i) execution of this Amendment by Borrower and Guarantor and (ii) the funding of any portion of the Tranche A Loan by FINOVA, and provided that FINOVA makes Advances in accordance with the Documents as modified by the then applicable provisions of this Amendment and partially releases Units and Lots from its Security Interest in accordance with the Documents without requiring that the Existing Events of Default be cured above, Borrower and Guarantor hereby agree, in addition to and without limiting any of FINOVA's other rights or remedies under the Documents and related documents, to the following:

        (a) In connection with a bankruptcy or other similar proceeding initiated by or against Borrower or Guarantor, (i) FINOVA will be entitled to immediate relief from the automatic stay and all other stays and injunctions without further notice, hearing or order of court so that FINOVA will be able to immediately exercise all or any of its rights and remedies (A) as provided herein, (B) in the Documents, as modified by this Amendment, including, but not limited to, the commencement and consummation of a foreclosure on any and all of its collateral and the appointment of a receiver, or (C) under applicable law;
(ii) neither Borrower nor Guarantor will seek or support an effort by any other party to obtain an injunction, judgment or any other type of order of any court staying or delaying FINOVA from proceeding with any one or more of its options or remedies under the Documents, as modified by this Amendment; (iii) neither Borrower nor Guarantor will contest any motion, application or other pleadings filed by or on behalf of FINOVA in any court of competent jurisdiction seeking enforcement of the terms of this Section 14 or otherwise seeking enforcement of this Amendment or termination of such automatic stay or other injunction; (iv) Borrower and Guarantor will cooperate with FINOVA so that FINOVA can promptly enforce its rights as set forth in the Documents, as modified by this Amendment; and (v) neither Borrower nor Guarantor will request or consent to (A) the imposition of any lien superior to those of FINOVA in the collateral given to FINOVA under any of the Documents, as modified by this Amendment, whether pursuant to 11 U.S.C. Section 364 or otherwise, (B) a "cramdown" of the Loan pursuant to 11 U.S.C. Section 1129(b) or (C) the impairment of FINOVA's claims, liens, rights under the Documents or otherwise affect FINOVA's rights or any collateral given to FINOVA under any of the Documents.

        (b) Upon the occurrence of an Event of Default under the Documents, (after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default), Borrower and Guarantor consent to the appointment of a receiver by FINOVA. Borrower or FINOVA shall execute a Stipulation for the Appointment of a receiver over any property and the operation and business of Borrower (the "Stipulation"), which allows the court, upon the conditions set forth below, and without notice to anyone, including notice to Borrower or Guarantor to enter an Order for Appointment of Receiver over any property of Borrower and the operation and business of Borrower ("Receivership Order"). The selection of the receiver and the amount of the receiver's fee shall be determined by FINOVA in its discretion. Only a nominal bond not more than Five Thousand Dollars ($5,000) will be required by FINOVA or the receiver. The original executed Stipulation and form of Receivership Order shall be delivered to FINOVA within the five (5) business days after the same are provided to Borrower for execution, and held by FINOVA's attorneys and not filed with the court, unless and until there is such an Event of Default (i.e., a default upon the occurrence of which a receiver may be appointed pursuant to the first sentence of this Section) by Borrower under this Amendment or the Documents. Borrower agrees that if Borrower fails to execute and deliver the Stipulation as required herein, Borrower hereby appoints FINOVA as its attorney-in-fact to execute the Stipulation for and on behalf of the Borrower. Such power of attorney is coupled with an interest and is irrevocable. The Stipulation and Receivership Order may be filed and the Receivership Order may be immediately signed and entered by the court, solely upon the declaration made to the Court by FINOVA or its counsel that an Event of Default has occurred. The failure by Borrower to execute and deliver the Stipulation and Receivership Order as required herein shall, at FINOVA's election without notice to Borrower, constitute an Event of Default under the Documents.

        (c) For the good and valuable consideration provided herein, Borrower and Guarantor hereby release and discharge FINOVA and FINOVA Portfolio Services, Inc. ("FPSI"), and each of their respective agents, servants, employees, directors, officers, attorneys, accountants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the "Released Parties") from all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), which Borrower and Guarantor may now have or claim to have against the Released Parties, whether known or unknown, matured or contingent, liquidated or unliquidated, arising from, in connection with, or in any way concerning or relating to the Loan or the Documents except acts first arising after the execution and delivery of this Amendment and which are caused solely by FINOVA's or FPSI's respective gross negligence or willful misconduct. FPSI is hereby made a third party beneficiary of this Amendment and shall be entitled to enforce the same against Borrower and Guarantor in the same manner as if FPSI were a party hereto.

        14.2 Borrower and Guarantor hereby acknowledge and agree that, notwithstanding anything contained in this Amendment or the other Documents to the contrary, the terms, provisions and agreements of Borrower and Guarantor set forth in this Section 14 shall be immediately in full force and effect upon its execution and delivery by FINOVA, Borrower and Guarantor and shall not be vacated, modified, released or its validity or binding nature subject to attack for any reason because of the failure of third party consents to be obtained.

        15. DEFENSES. As of December 22, 1998 the unpaid principal balances of the Notes are as set forth below. Borrower and Guarantor acknowledge and agree that there are no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action of any kind existing against FINOVA or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

                  Note                                Unpaid Principal Balance
                  ----                                ------------------------
Receivables Note                                           $34,321,481.00
Aloha Bay Note                                             $   786,675.00
Office Note                                                $ 6,407,998.32
Ida Building Addition Note                                 $ 2,050,970.80
Winnick Building Addition Note                             $ 2,360,000.00
Second Winnick Building Addition Note                      $ 1,742,383.04
Towers Note                                                $   730,676.00
Note executed in connection with the First
Amendment (the so-called Hartsel Springs Note)             $ 1,869,200.00
Biloxi Note                                                $ 1,173,750.00

        16. GENERAL.

        16.1 Borrower shall pay all of FINOVA's fees, expenses and costs, including those of any attorneys, engineers and other consultants, in connection with the Existing Events of Default and the Documents, including this Amendment.

        16.2 The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect.

        16.3 Except as may be expressly provided herein, Borrower's obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

        16.4 Borrower's failure to timely comply with any of the foregoing agreements, covenants, terms and conditions contained in this Amendment, without further notice or cure period, constitute an Event of Default under the Documents. Borrower and FINOVA agree that time is of the essence in all of its covenants and agreements under this Amendment and the Documents.

        16.5 Neither the failure nor delay by FINOVA to exercise its remedies under (i) the Documents (whether before or after the date of this Amendment) or
(ii) any provision of this Amendment, shall be deemed to amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice FINOVA's rights and remedies or Borrower's or Guarantor's obligations under the Documents (after giving effect to the then applicable provisions of this Amendment and other than Existing Events of Default) (including, but not limited to, FINOVA's right to receive full payment of principal and interest as well as late charges, delinquent interest), attorneys' fees and expenses and other charges to the extent provided in the Documents, except as specifically provided in a written agreement between the parties that is fully executed and delivered, nor shall it affect the relative priority of FINOVA's security interest in the collateral for the Obligations under the Documents. Borrower understands that, except to the extent that FINOVA has agreed to this Amendment to forbear with respect to an Existing Event of Default, nothing referred to above shall operate to prohibit, restrict or to otherwise inhibit FINOVA from exercising any right or remedy it may have under the Documents or constitute a cure of any existing Event of Default or Incipient Default and, without limitation, shall not extend any applicable reinstatement or redemption period. In the event that there is an Event of Default now existing or hereafter arising other than an Existing Event of Default, FINOVA shall not be obligated to forbear and may immediately enforce any and all of its rights and remedies.

        16.6 Borrower and Guarantor acknowledge that FINOVA has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that FINOVA has not directed Borrower to pay or not pay any of Borrower's payables.

        16.7 Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of FINOVA are necessary or desirable to effect the intent of this Amendment and to secure to FINOVA the benefits of all rights and remedies conferred upon FINOVA by the terms of this Amendment and any other documents executed in connection herewith.

        16.8 If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

        16.9 Any further discussions by and among Borrower, Guarantor and FINOVA, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and FINOVA, shall not cause a modification of the Documents, establish a custom or waive (unless FINOVA made such express waiver in writing), limit or condition the rights and remedies of FINOVA under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless FINOVA made such express waiver in writing), except as expressly provided herein.

        16.10 FINOVA acknowledges that it had access to the books and records of Borrower. There has been or will be delivered to FINOVA by Borrower in connection with this Amendment, the Business Plan and certain estimates of income and expense and related financial projections concerning the property owned by Borrower and repayment of the Loan. The Business Plan and such books, records, financial material and projections have been prepared solely by or under the direction of Borrower. Borrower and the Guarantor acknowledge and agree FINOVA will not be deemed, directly or indirectly, whether by any action, failure to respond thereto or otherwise, in any way to have approved, consented to, ratified or adopted said books, records, financial material or projections.

        16.11 This Amendment shall not be binding upon FINOVA until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. FINOVA, its attorneys and agents, may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to FINOVA a copy of this Amendment with an original signature.

        16.12 Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this

Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

        16.13 Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of FINOVA, its employees, FINOVA's counsel or any agent for or contractor of FINOVA, such action shall be deemed to be exercisable by FINOVA or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

        16.14 The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

        16.15 THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND FINOVA: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF FINOVA SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT FINOVA'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND FINOVA HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACH ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

FINOVA:

FINOVA CAPITAL CORPORATION,
a Delaware corporation


By:
   --------------------------------

   Its:
       ----------------------------

BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation


By:
   --------------------------------

   Its:
       ----------------------------

Signed in the presence of:

-----------------------------------

GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


By:
   --------------------------------

   Its:
       ----------------------------

Signed in the presence of:

-----------------------------------

STATE OF NEVADA               )
                              ) ss.
County of ___________________ )

        The foregoing instrument was acknowledged before me this ____ day of December ___, 1998 by ______________ as _______________ of PREFERRED EQUITIES
CORPORATION, a Nevada corporation, on behalf of the corporation.


                                             -----------------------------------
                                                         Notary Public

My Commission Expires:

-----------------------------------
STATE OF NEVADA               )
                              ) ss.
County of ____________________)

        The foregoing instrument was acknowledged before me this ____ day of December ___, 1998 by ______________ as _______________ of MEGO FINANCIAL CORP.,
a New York corporation, on behalf of the corporation.


                                             -----------------------------------
                                                         Notary Public

My Commission Expires:

-----------------------------------

                                LIST OF EXHIBITS

       Exhibit 2.2                Request for Advance and Certification
       Exhibit 4.2(a)             Form of Warrant Agreement - Tranche A
       Exhibit 4.3(e)             Form of Warrant Agreement - Tranche B
       Exhibit 11.1               Litigation Schedule

                                   EXHIBIT 2.2

                                     FORM OF
                      REQUEST FOR ADVANCE AND CERTIFICATION

        The undersigned ("Borrower") requests that FINOVA Capital Corporation ("Lender") advance the sum of _______________________ and ___/100 United States Dollars (U.S. $________________) upon receipt hereof, pursuant to the Second Amended and Restated and Consolidated Loan and Security Agreement between such parties dated effective as of May 15, 1997 (with any amendments, the "Agreement"). Advances made pursuant to this Request for Advance and Certification shall constitute Additional Advances.

        Borrower hereby certifies to Lender that (i) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (ii) after giving effect to the Fifth Amendment there is no condition or event, which, after notice or lapse of time or both, would constitute an Event of Default (other than the Existing Events of Default); and (iii) Borrower has performed and complied with all agreements and conditions required by the Agreement to be performed and complied with prior to or at the date of the requested disbursement of the Additional Advance.

        Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                                            "BORROWER"

DATED:  _____________, 199__.               PREFERRED EQUITIES CORPORATION,
                                            a Nevada corporation,



                                            By:
                                               --------------------------------

                                               Its:
                                                   ----------------------------

STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF FINOVA SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT FINOVA'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND FINOVA HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACH ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

FINOVA:

FINOVA CAPITAL CORPORATION,
a Delaware corporation

By: /s/ [SIGNATURE ILLEGIBLE]
   ------------------------------------

  Its: VICE PRESIDENT
       --------------------------------

BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation

By: /s/ JON A. JOSEPH
   ------------------------------------

  Its: VICE PRESIDENT
       --------------------------------

Signed in the presence of:

/s/ [SIGNATURE ILLEGIBLE]
---------------------------------------

GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


    /s/ JON JOSEPH
    -------------------------------

By: JON A. JOSEPH
    -------------------------------

Its: VICE PRESIDENT
    -------------------------------

Signed in the presence of:

/s/ [signature illegible]
-----------------------------------

STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )


          The foregoing instrument was acknowledged before me this 23rd day of December 23, 1998 by Jon A. Joseph as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.


                                          /s/ Sandra L. Irons
                                         --------------------------------
                                              Notary Public

My Commission Expires:
      1-29-2002                            NOTARY SEAL




STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )


          The foregoing instrument was acknowledged before me this 23rd day of December 23, 1998 by Jon A. Joseph as Vice President of MEGA FINANCIAL CORP., a New York corporation, on behalf of the corporation.


                                          /s/ Sandra L. Irons
                                         --------------------------------
                                              Notary Public

My Commission Expires:
      1-29-2002                            NOTARY SEAL